UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2021 (October 1, 2021)

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, California ,90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Utah corporation.

Item 1.01 Entry into Material Agreement.

On October 1, 2021, Marijuana Company of America, Inc. (the “Company”, “we” and “us”) entered into a First Amendment to Lock-Up Agreement between the Company and Eco Innovation Group, Inc., dated and effective October 1, 2021 (the “Amended Lock-Up Agreement”), which amends that certain Lock-Up Agreement entered into between the Company and Eco Innovation Group, Inc. on February 26, 2021 (the “Original Lock-Up Agreement”).

The Original Lock-Up Agreement was ancillary to the share exchange agreement dated February 26, 2021 between the Company and Eco Innovation Group, Inc., filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 2, 2021, whereby the parties exchanged common stock equal in value to $650,000, subject to the restrictions of the Original Lock-Up Agreement. The Original Lock-Up Agreement provided for an initial lock-up period of 12 months following its effective date, and a subsequent sell volume limitation of the quantity of shares equaling an aggregate maximum sale value of $20,000 per week, or $80,000 per month until all shares are sold.

The Amended Lock-Up Agreement amends the Original Lock-Up Agreement in one respect, by amending the initial lock-up period from 12 months following its effective date to 6 months following its effective date. All other terms and conditions of the Original Lock-Up Agreement remain unaffected.

The description of the Original Lock-Up Agreement and Amended Lock-Up Agreement above is not complete and is qualified in its entirety by the full text of the Original Lock-Up Agreement and Amended Lock-Up Agreement, filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Lock-Up Agreement dated February 26, 2021, between Marijuana Company of America, Inc. and Eco Innovation Group, Inc. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 2, 2021, and incorporated herein by reference)
10.2*	First Amendment to Lock-Up Agreement dated October 1, 2021, between Marijuana Company of America, Inc. and Eco Innovation Group, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus M. Quintero
Date: October 7, 2021	Name: Jesus M. Quintero Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Lock-Up Agreement dated February 26, 2021, between Marijuana Company of America, Inc. and Eco Innovation Group, Inc. (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 2, 2021, and incorporated herein by reference)
10.2*	First Amendment to Lock-Up Agreement dated October 1, 2021, between Marijuana Company of America, Inc. and Eco Innovation Group, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.